UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 10, 2021

Uber Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 Third Street

San Francisco, California 94158

(Address of principal executive Offices, including zip code)

(415) 612-8582

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 10, 2021, Uber Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). Present at the Meeting in person or by proxy were holders of 1,497,102,374 shares of common stock of the Company, representing 80.5% of the voting power of the shares of common stock of the Company as of the close of business on March 15, 2021, the record date for the Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Meeting:

1.	To elect eleven directors to serve until the 2022 annual meeting and until their successors are elected.
2.	To approve, on an advisory basis, the 2020 compensation of the Company’s named executive officers.
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021.
4.	To approve the removal of supermajority voting requirements from the Company’s certificate of incorporation and bylaws.
5.	Stockholder proposal to prepare an annual report on the Company’s lobbying activities.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Ronald Sugar	1,251,884,983	46,330,589	19,465,956	179,420,846
Revathi Advaithi	1,296,061,456	4,017,466	17,602,606	179,420,846
Ursula Burns	1,295,050,874	5,169,809	17,460,845	179,420,846
Robert Eckert	1,230,617,498	69,577,132	17,486,898	179,420,846
Amanda Ginsberg	1,296,730,913	3,460,414	17,490,201	179,420,846
Dara Khosrowshahi	1,295,290,338	5,021,733	17,369,457	179,420,846
Wan Ling Martello	1,296,099,305	3,972,651	17,609,572	179,420,846
Yasir Al-Rumayyan	1,273,964,186	26,109,710	17,607,632	179,420,846
John Thain	1,294,875,297	5,200,109	17,606,122	179,420,846
David Trujillo	1,238,381,501	60,753,477	18,546,550	179,420,846
Alexander Wynaendts	1,296,302,359	3,854,445	17,524,724	179,420,846

Based on the votes set forth above, each director nominee was duly elected to serve until the 2022 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
1,255,860,728	73,534,751	18,286,049	179,420,846

Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
1,470,371,053	9,259,732	17,471,589

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021.

4. Approval of Removal of Supermajority Voting Requirements

For	Against	Abstain	Broker Non-Votes
1,298,309,523	1,955,677	17,416,328	179,420,846

Based on the votes set forth above, the stockholders approved the removal of the supermajority voting requirements from the Company’s certificate of incorporation and bylaws.

5. Stockholder Proposal to Prepare Annual Report on Lobbying Activities

For	Against	Abstain	Broker Non-Votes
392,261,916	885,759,101	39,660,511	179,420,846

Based on the votes set forth above, the stockholders did not approve the stockholder proposal to prepare an annual report on lobbying activities.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Number	Description
104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Uber Technologies, Inc.

Dated: May 13, 2021	By:	/s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer